RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                               IOMEGA CORPORATION

                 PURSUANT TO SECTIONS 242 AND 245 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

         IOMEGA CORPORATION (hereinafter called the "Corporation"), a corporation originally organized and incorporated under the name "Databyte Corporation" by the filing of a Certificate of Incorporation in the office of the Secretary of State of the State of Delaware on April 2, 1980, and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that (a) at a meeting of the Board of Directors of the Corporation, the Board of Directors duly adopted a resolution pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware proposing an amendment to and restatement of the Certificate of Incorporation of the Corporation and declaring said amendment and restatement to be advisable;
(b) the stockholders of the Corporation duly approved said proposed amendment and restatement by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment and restatement; and (c) the capital of the Corporation will not be reduced under or by reason of this amendment and restatement.

         The resolution setting forth the amendment and restatement is as follows:

RESOLVED: That the Restated Certificate of Incorporation of the Corporation shall read as follows:

FIRST: The name of the Corporation is IOMEGA CORPORATION.

SECOND: The registered office of the Corporation is to be located at No. 100 West Tenth Street, in the City of Wilmington, in the County of New Castle, in the State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of

Delaware.

         Without limiting in any manner the scope and generality of the foregoing, it is hereby provided that the Corporation shall have the following purposes, objects and powers:

         To purchase, manufacture, produce, assemble, receive, lease or in any manner acquire, hold, own, use, operate, install, maintain, service, repair, process, alter, improve, import, export, sell, lease, assign, transfer and generally to trade and deal in and with computers and computer systems, equipment, devices, apparatus, components, parts and supplies of every type and description, natural or manufactured articles or products, machinery, equipment, devices, systems, parts, supplies, apparatus, goods, wares, merchandise and personal property of every kind, nature or description, tangible or intangible, used or capable of being used for any purpose whatsoever; and to engage and participate in any mercantile, manufacturing or trading business of any kind or character.

         To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge or otherwise dispose of or turn to account or deal with all or any part of the property of the corporation and from time to time to vary any investment or employment of capital of the corporation.

To borrow money, and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of all kinds, whether secured by mortgage, pledge or otherwise, without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description, including contracts of guaranty and suretyship.

         To lend money for its corporate purposes, invest and reinvest its funds, and take, hold and deal with real and personal property as security for the payment of funds so loaned or invested.

         To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in lands and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

         To apply for, obtain, register, purchase, lease or otherwise to acquire and to hold, own, use, develop, operate and introduce and to sell, assign, grant licenses or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trade marks, trade names, brands, labels, patent rights, letters patent of the United States or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent or otherwise.

         To participate with others in any corporation, partnership, limited partnership, joint venture, or other association of any kind, or in any transaction, undertaking or arrangement which the participating corporation would have power to conduct by itself, whether or not such participation involves sharing or delegation of control with or to others; and to be an incorporator, promoter or manager of other corporations of any type or kind.

         To pay pensions and establish and carry out pension, profit sharing, stock option, stock purchase, restricted stock, stock bonus, retirement, benefit, incentive and commission plans, trusts and provisions for any or all of its directors, officers and employees, and for any or all of the directors, officers and employees of its subsidiaries; and to provide insurance for its benefit on the life of any of its directors, officers or employees, or on the life of any stockholder for the purpose of acquiring at his death shares of its stock owned by such stockholders.

         To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise and to use, sell, assign, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds or any other obligations or securities of any corporation or corporations; to merge or consolidate with any corporation in such manner as may be permitted by law; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this corporation, or in which this corporation is in any way interested; and to do any other acts or things for the preservation, protection, improvement or enhancement of the value of any such stock, bonds of other obligations; and while owner of any such stock, bonds or other obligations to exercise all the rights, powers and privileges of ownership thereof, and to exercise any and all voting powers thereon; and to guarantee the payment of dividends upon any stock, the principal or interest or both, of any bonds or other obligations, and the performance of any contracts.

         To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same be not inconsistent with the laws under which this corporation is organized.

         The business or purpose of the Corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the State of Delaware, and in the various other states, territories, colonies and dependencies of the United States, in the District of Columbia, and in all or any foreign countries.

         The enumeration herein of the objects and purposes of the Corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which the corporation is empowered to exercise, whether expressly by force of the laws of the State of Delaware now or hereafter in effect, or impliedly by the reasonable construction of the said laws.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 30,000,000 shares of Common Stock, $.03 1/3 par value per share.

FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1) The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

(2) The Board of Directors shall have power without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the by-laws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

(3) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

SIXTH: The Corporation shall, to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all directors and officers of the Corporation whom it may indemnify pursuant thereto.

SEVENTH:   Whenever  a  compromise  or  arrangement  is  proposed  between  this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter anner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserved power. IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereto affixed and this Certificate of Amendment and Restatement to be signed by its President and attested by its Secretary this

14th day of July, 1983. prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserved power.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereto affixed and this Certificate of Amendment and Restatement to be signed by its President and attested by its Secretary this 14th day of July, 1983.

                                                     IOMEGA CORPORATION

                                                     By:  /s/ Gabriel P. Fusco

                                                     ---------------------------
                                                     President

ATTEST:  /s/ Paul P. Brountas

                  ------------------------------
                  Secretary

(CORPORATE SEAL)

                           CERTIFICATE OF AMENDMENT OF
                    RESTATED CERTIFICATE OF INCORPORATION OF

                               IOMEGA CORPORATION

         IOMEGA CORPORATION (the "Corporation"), a corporation originally organized and incorporated under the name "Databyte Corporation" by the filing of a Certificate of Incorporation in the office of the Secretary of State of the State of Delaware on April 2, 1980, and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         1. The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting, in its entirety, Article FOURTH, and inserting in lieu thereof a new Article FOURTH, which shall read in its entirety as follows:

                  "FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 35,000,000, consisting of 30,000,000 shares of Common Stock, $.03 1/3 par value per share, and 5,000,000 shares of Preferred Stock, $.01 par value per share.

                  The following is a statement of the designations, powers, preferences and rights, and the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions granted to or imposed upon the respective classes of shares of capital stock of the Corporation or the holders thereof:

                  A.       COMMON STOCK

                  The voting and dividend rights, and the rights in the event of the liquidation of the Corporation, of the holders of Common Stock are subject to and qualified by such rights of the holders of any series of Preferred Stock as set forth herein or as the Board of Directors may designate upon the issuance of shares of any series of Preferred Stock.

                  The holders of Common Stock are entitled to one vote for each share held at all meetings of stockholders. There shall be no cumulative voting.

                  Dividends may be declared and paid on Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding shares of Preferred Stock.

                  Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive pro rata all net assets of the Corporation available for distribution after payment of creditors and payment of any preferential liquidation rights of any then outstanding shares of Preferred Stock.

                  B.  PREFERRED STOCK

                  Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issuance of shares of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

                  Authority is hereby expressly granted to the Board of Directors to issue from time to time shares of Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designation, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for the issuance of shares of any series of Preferred

                  Stock may provide that such series shall be superior or rank equally or be junior to shares of any other series of Preferred Stock to the extent permitted by law. Unless otherwise expressly provided, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of the Restated Certificate of Incorporation."

         2. The Restated Certificate of Incorporation of the Corporation is hereby amended by adding a new Article NINTH, which shall read in its entirety as follows:

                  "NINTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be liable for any breach of fiduciary duty. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment."

         3. Pursuant to the requirements of Section 242 of the General Corporation Law of the State of Delaware, (i) the Board of Directors of the Corporation adopted resolutions setting forth the foregoing amendments to the Restated Certificate of Incorporation of the Corporation, declaring their advisability, and directing that they be presented to the stockholders of the Corporation for consideration, and (ii) the stockholders of the Corporation duly approved the foregoing amendments.

ed by its Senior Vice President -

Finance and Planning and attested by its Assistant Secretary,  and its corporate seal to be affixed, this 20th day of May, 1987. IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Senior Vice President - Finance and Planning and attested by its Assistant Secretary, and its corporate seal to be affixed, this 20th day of May, 1987.

                                                     IOMEGA CORPORATION

                                                     By: /s/ E. Kevin Dahill

                                                     ---------------------------
                                                     E. Kevin Dahill
                                                     Senior Vice President -
                                                     Finance and Planning

Attest: /s/ Gwenn Newbold

         -------------------------------
         Gwenn Newbold
         Assistant Secretary

         (Corporate Seal)

                               IOMEGA CORPORATION

                   CERTIFICATE OF DESIGNATION OF SERIES A AND
                      SERIES B CONVERTIBLE PREFERRED STOCK

                   ------------------------------------------


Iomega Corporation, a Delaware corporation (the "Corporation"), pursuant to authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended, of the Corporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation, at a meeting thereof duly called and held on October 13, 1987, duly adopted the following resolutions providing for the establishment of two series of Preferred Stock of the Corporation, one to be designated "Series A Convertible Preferred Stock" and consisting of 1,200,000 shares and one to be designated "Series B Convertible Preferred Stock" and consisting of 250,000 shares, as follows:

                  "RESOLVED: That, pursuant to the authority expressly granted and vested in the Board of Directors of the Company in accordance with the provisions of its Restated Certificate of Incorporation, there are hereby established (i) a series of Preferred Stock of the Company, consisting of 1,200,000 shares designated "Series A Convertible Preferred Stock" ("Series A Preferred Stock") and (ii) a series of Preferred Stock of the Company, consisting of 250,000 shares designated "Series B Convertible Preferred Stock" ("Series B Preferred Stock"); and subject to the limitations provided by law and by the Restated Certificate of Incorporation, the powers, designations, preferences and relative, participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Series A Preferred Stock and Series B Preferred Stock shall be as follows:

A.       SERIES A CONVERTIBLE PREFERRED STOCK.

One million two hundred thousand (1,200,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.       DIVIDENDS.

                  (a) The holders of record of shares of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any funds legally available therefor, dividends at the rate of five percent (5%) per annum of the Series A Preference (as defined in Subsection 2(a) below) of such shares for the 1989 calendar year and at the rate of six percent (6%) per annum of the Series A Preference thereafter. Accrued dividends for each calendar year shall be paid annually on the March 31 (a "dividend payment date") following the end of such calendar year (commencing March 31, 1990) to holders of record of shares of Series A Preferred Stock on such record date (not more than 60 days prior to March 31) as is established by the Board of Directors for such dividend.

Dividends at the applicable rates set forth above shall accrue daily and be cumulative from January 1, 1989. For purposes of the payment of dividends in cash, the amount of any dividends accrued on any shares of Series A Preferred Stock at any dividend payment date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including the last day of the preceding calendar year, whether or not earned or declared.

Notwithstanding anything to the contrary herein, accrued dividends for any calendar year shall not be required to be paid unless the Corporation's after-tax net income (before any extraordinary benefits) for such year, as shown on the Company's audited consolidated financial statements, is equal to or greater than the sum of the aggregate amount of such accrued dividends. Any accrued dividends that are not paid shall be paid on the dividend payment date following the end of the first succeeding calendar year in which the
Corporation's after-tax net income, before any extraordinary benefits (determined as set forth above), is sufficient to pay all of such accrued but unpaid dividends and the regular dividend on the Series A Preferred Stock for such year.

                  (b) So long as shares of Series A Preferred Stock are outstanding, no cash dividends shall be paid or declared on the Common Stock of the Corporation or any security ranking junior to the Series A Preferred Stock as to the payment of dividends, unless all dividends on the Series A Preferred Stock for all past dividend payment dates shall have been paid and the full dividend payment for the dividend payment date next succeeding the payment date of such cash dividend shall have been paid or declared and set apart for payment.

         2.       LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $5.00 per share (the "Series A Preference"). The Series A Preferred Stock shall rank on a parity with the Series B Preferred Stock upon any liquidation, dissolution or winding up of the Corporation. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A Preferred Stock, upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

                  (c) A consolidation or merger of the Corporation with or into another corporation or entity, or a sale of all or substantially all of the assets of the Corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

         3. VOTING. Except as otherwise required by law, holders of Series A Preferred Stock shall have no voting rights.

         4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Series A Conversion Rights"):

                  (a) As used herein, the following items shall have the following respective meanings:

               (i)  "CONVERSION   DATE"  shall  have  the  meaning  setforth  in
               Subsection 4(d)(i).

               (ii) "MARKET VALUE" shall mean (A) if the Common Stock of the Corporation is listed on any national securities exchange or the NASDAQ National Market System, the reported last sale price of the Common Stock on such exchange or system, or, if the Common Stock shall not be so listed, (B) the average of the closing bid and asked prices for the Common Stock, as reported by NASDAQ, or
               (C) if there are no such closing bid and asked prices, the fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

               (iii) "SERIES A MINIMUM CONVERSION PRICE" shall mean $15.00 per share, subject to adjustment pursuant to the provisions of this
               Section 4.

               (iv) "SERIES A CONVERSION PRICE" shall mean, as of the applicable Conversion Date, the greater of (A) the average of the Market Values of the Common Stock for the five consecutive Trading Days preceding (but not including) such Conversion Date, or (B) the then effective Series A Minimum Conversion Price.

               (v) "TRADING DAY" shall mean any day on which the New York Stock Exchange is generally open for trading.

                    (b) RIGHT TO CONVERT. If (but only if) the Market Value of Common Stock of the Corporation shall have been equal to or greater than the Series A Minimum Conversion Price for at least 20 of the 30 Trading Days preceding the Conversion Date, holders of shares of Series A Preferred Stock may convert all or any of such shares, on such Conversion Date, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) multiplying the aggregate Series A Preferences of the shares so converted by 1.5, (ii) adding to such sum the aggregate amount of any accrued but unpaid dividends on such shares, excluding any such dividends declared for payment by the Board of Directors to holders of Series A Preferred Stock on a record date occurring prior to or on the Conversion Date, and (iii) dividing the sum so obtained by the Series A Conversion Price in effect on such Conversion Date.

     In the event of a notice of redemption of any shares of Series A Preferred Stock pursuant to Section 6 hereof, the Series A Conversion Rights of the shares designated for redemption shall terminate at the close of business on the fifth Trading Day preceding the date fixed for redemption. In the event of a liquidation, dissolution or winding up of the Corporation, the

     Series A Conversion Rights shall terminate at the close of business on the first Trading Day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock.

                  (c) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price.

                  (d)      MECHANICS OF CONVERSION.

(i) In order for a holder of Series A Preferred Stock to convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the Conversion Date, provided, however, that in the event that the shares tendered for conversion are not eligible for conversion on the date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent), the transfer agent or Corporation shall promptly return such certificates to the registered holder. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

(ii) The Corporation shall at all times when the Series A Preferred Stock shall beoutstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock.

(iii) All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive (A) shares of Common Stock in exchange therefor pursuant to Subsection 4(b), (B) payments of accrued but unpaid dividends in accordance with Subsection 4(d)(iv) and (C) payments in lieu of any fractional shares pursuant to Subsection 4(c). Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

(iv) In the case of any share of Series A Preferred Stock which is converted after any dividend record date and on or prior to the corresponding dividend payment date (except shares of Series A Preferred Stock called for redemption during such period as to which any accrued and unpaid dividends shall have been paid), the dividend payable on such dividend payment date shall be paid on such date notwithstanding such conversion and such dividend shall be paid to the person who is the holder of such shares of Series A Preferred Stock at the close of business on such dividend record date.

                  (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the date on which a share of Series A Preferred Stock was first issued (the "Series A Original Issue Date") effect a subdivision of the outstanding Common Stock, the Series A Minimum Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock, the Series A Minimum Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (f) ADJUSTMENT FOR DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Minimum Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Minimum Conversion Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Minimum Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Minimum Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

                  (g) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the surviving corporation and which does not result in any reclassification of the outstanding shares of Common Stock) or the sale of all or substantially all of the assets of the Corporation to another corporation, entity or person, each share of Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or assets to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or sale (assuming for this purpose the conversion of the Series A
Preferred Stock into Common Stock pursuant to Subsection 4(b) at the then effective Series A Conversion Price).

                  (h) CERTIFICATE AS TO ADJUSTMENTS. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (i) such adjustments and read-justments, (ii) the Series A Minimum Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock.

         5.       MANDATORY CONVERSION.

                  (a) The Corporation may, at its option, require all, but not less than all, holders of shares of Series A Preferred Stock then outstanding to convert their shares of Series A Preferred Stock into shares of Common Stock, at the then effective Series A Conversion price and otherwise in accordance with the terms of Section 4, if the Market Value of the Common Stock has been equal to or greater than the Series A Minimum Conversion Price for at least 20 of the 30 Trading Days prior to notice of such required conversion by the Corporation.

                  (b) All holders of record of shares of Series A Preferred Stock will be given at least 10 days' prior written notice of the date fixed and the place designated for mandatory conversion of shares of Series A Preferred Stock pursuant to this Section 5. Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). On or before the date fixed for conversion, each holder of shares of Series A Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the date fixed for conversion, all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive (i) certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, (ii) payments of any accrued but unpaid dividends in accordance with Subsection 4(d)(iv) and (iii) payments in lieu of any fractional shares pursuant to Subsection 4(c). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the date of such mandatory conversion and the surrender of the certificate or certificates for Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

                  (c) All certificates evidencing shares of Series A Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

         6.       MANDATORY REDEMPTION.

                  (a) The Corporation will, subject to the conditions set forth in Subsection 6(b) below, on the date ten years after the Series A Original Issue Date (the "Series A Redemption Date"), redeem from each holder of shares of Series A Preferred Stock, at a price per share equal to the Series A Preference, plus an amount equal to all accrued but unpaid dividends thereon (the "Series A Redemption Price"), all of the shares of Series A Preferred Stock held by such holder on the Series A Redemption Date.

                  (b) If the funds of the Corporation legally available for redemption of Series A Preferred Stock on the Series A Redemption Date are insufficient to redeem all of the shares of Series A Preferred Stock then outstanding, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series A Preferred Stock ratably on the basis of the number of shares of Series A Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series A Preferred Stock. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, such funds will be used, after the end of the next succeeding fiscal quarter (also referred to as a "Series A Redemption Date"), to redeem the balance of the shares, ratably on the basis set forth in the preceding sentence.

                  (c) The Corporation shall provide notice of any redemption of Series A Preferred Stock pursuant to this Section 6 specifying the time and place of redemption and the Series A Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. If less than all Series A Preferred Stock owned by such holder is then to be redeemed, the notice will also specify the number of shares which are to be redeemed. Upon mailing any such notice of redemption, the Corporation will become obligated to redeem at the time of redemption specified therein all Series A Preferred Stock specified therein (other than such shares of Series A Preferred Stock as are duly converted pursuant to Section 4 or Section 5 prior to the close of business on the fifth Trading Day preceding the Series A Redemption Date). In case less than all Series A Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this Section 6, a new certificate will be issued representing the unredeemed Series A Preferred Stock to the holder thereof.

                  (d) No share of Series A Preferred Stock is entitled to any dividends declared after its Series A Redemption Date, and on such Series A Redemption Date all rights of the holder of such share as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Series A Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share, and such share will not from and after such Series A Redemption Date be deemed to be outstanding.

                  (e) Any Series A  Preferred  Stock  redeemed  pursuant to this
Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

B.       SERIES B CONVERTIBLE PREFERRED STOCK.

Two hundred fifty thousand (250,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.       DIVIDENDS.

                  (a) The holders of record of shares of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any funds legally available therefor, dividends at the rate of five percent (5%) per annum of the Series B Preference (as defined in Subsection 2(a) below) of such shares for the 1989 calendar year and at the rate of six percent (6%) per annum of the Series B Preference thereafter. Accrued dividends for each calendar year shall be paid annually on the March 31 (a "dividend payment date") following the end of such calendar year (commencing March 31, 1990) to holders of record of shares of Series B Preferred Stock on such record date (not more than 60 days prior to March 31) as is established by the Board of Directors for such dividend.

         Dividends at the applicable rates set forth above shall accrue daily and be cumulative from January 1, 1989. The amount of any dividends accrued on any shares of Series B Preferred Stock at any dividend payment date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including the last day of the preceding calendar year, whether or not earned or declared.

         Notwithstanding anything to the contrary herein, accrued dividends for any calendar year shall not be required to be paid unless the Corporation's after-tax net income (before any extraordinary benefits) for such year, as shown on the Company's audited consolidated financial statements, is equal to or greater than the sum of the aggregate amount of such accrued dividends and the aggregate amount of all dividends required to be paid on the Series A Preferred Stock for such year. Any accrued dividends that are not paid shall be paid on the dividend payment date following the end of the first succeeding calendar year in which the Corporation's after-tax net income, before any extraordinary benefits (determined as set forth above), is sufficient to pay all of such accrued but unpaid dividends, the regular dividend on the Series B Preferred Stock for such year and all accrued but unpaid dividends required to be paid on such dividend payment date with respect to the Series A Preferred Stock.

                  (b) So long as shares of Series B Preferred Stock are outstanding, no cash dividends shall be paid or declared on the Common Stock of the Corporation or any security ranking junior to the Series B Preferred Stock as to the payment of dividends, unless all dividends on the Series B Preferred Stock for all past dividend payment dates shall have been paid and the full dividend payment for the dividend payment date next succeeding the payment date of such cash dividend shall have been paid or declared and set apart for payment.

         2.       LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series B Preferred Stock (collectively referred to as "Senior Preferred Common Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series B Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $5.00 per share (the "Series B Preference "). The Series B Preferred Stock shall rank on a parity with the Series A Preferred Stock upon any liquidation, dissolution or winding up of the Corporation. If upon any such liquidation, dissolution or winding up of the Corporation the
remaining   assets  of  the  Corporation   available  for  distribution  to  its
stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series B Preferred Stock, Series A Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series B Preferred Stock, upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

                  (c) A consolidation or merger of the Corporation with or into another corporation or entity, or a sale of all or substantially all of the assets of the Corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

         3. VOTING. The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, or authorize any class or series of capital stock having a preference over the Series B Preferred Stock with respect to liquidation or redemption rights or dividends, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. Except as expressly set forth above or as otherwise required by law, holders of Series B Preferred Stock shall have no voting rights.

         4. OPTIONAL CONVERSION. The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Series B Conversion Rights"):

                  (a) As used herein, the following items shall have the following respective meanings:

                           (i)      "CONVERSION DATE" shall have the meaning set
                                     forth in Subsection 4(d)(i).

                           (ii) "MARKET VALUE" shall mean (A) if the Common Stock of the Corporation is listed on any national securities exchange or the NASDAQ National Market System, the reported last sale price of the Common Stock on such exchange or system, or (B) if the Common Stock shall not be so listed, the average of the closing bid and asked prices for the Common Stock, as reported by NASDAQ, or (C) if there are no such closing bid and asked prices, the fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

(iii) "SERIES B MINIMUM CONVERSION PRICE" shall mean $7.50 per share, subject to adjustment pursuant to the provisions of this Section 4.

(iv) "SERIES B CONVERSION PRICE" shall mean, as of the applicable Conversion Date, the greater of (A) the average of the Market Values of the Common Stock for the five consecutive Trading Days preceeding (but not including) such Conversion Date, or (B) the then effective Series B Minimum Conversion Price.

(v) "TRADING DAY" shall mean any day on which the New York Stock Exchange is generally open for trading.

                  (b) RIGHT TO CONVERT. If (but only if) the Market Value of Common Stock of the Corporation shall have been equal to or greater than the Series B Minimum Conversion Price for at least 20 of the 30 Trading Days preceding the Conversion Date, holders of shares of Series B Preferred Stock may convert all or any of such shares, on such Conversion Date, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) multiplying the aggregate Series B Preferences of the shares so converted by 1.5, (ii) adding to such sum the aggregate amount of any accrued but unpaid dividends on such shares, excluding any such dividends declared for payment by the Board of Directors to holders of Series B Preferred Stock on a record date occurring prior to or on the Conversion Date, and (iii) dividing the sum so obtained by the Series B Conversion Price in effect on such Conversion Date.

In the event of a notice of redemption of any shares of Series B Preferred Stock pursuant to Section 6 hereof, the Series B Conversion Rights of the shares designated for redemption shall terminate at the close of business on the fifth Trading Day preceding the date fixed for redemption. In the event of a liquidation, dissolution or winding up of the Corporation, the Series B Conversion Rights shall terminate at the close of business on the first Trading Day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series B Preferred Stock.

                  (c) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series B Conversion Price.

                  (d)      MECHANICS OF CONVERSION.

                           (i) In order for a holder of Series B Preferred Stock to convert shares of Series

B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock, at the office of the transfer agent for the Series B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the Conversion Date, provided, however, that in the event that the shares tendered for conversion are not eligible for conversion on the date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent), the transfer agent or Corporation shall promptly return such certificates to the registered holder. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series B Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                           (ii)  The  Corporation  shall at all  times  when the

Series B Preferred Stock shall be

outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock.

                           (iii) All shares of Series B  Preferred  Stock  which

shall have been surrendered for

conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive (A) shares of Common Stock in exchange therefor pursuant to Subsection 4(b), (B) payments of accrued but unpaid dividends in accordance with Subsection 4(d)(iv) and (C) payments in lieu of any fractional shares pursuant to Subsection 4(c). Any shares of Series B Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

                           (iv) In the case of any share of  Series B  Preferred

Stock which is converted after

any dividend record date and on or prior to the corresponding dividend payment date (except shares of Series B Preferred Stock called for redemption during such period as to which any accrued and unpaid dividends shall have been paid), the dividend payable on such dividend payment date shall be paid on such date notwithstanding such conversion an such dividend shall be paid to the person who is the holder of such shares of Series B Preferred Stock at the close of business on such dividend record date.

                  (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the date on which a share of Series B Preferred Stock was first issued (the "Series B Original Issue Date") effect a subdivision of the outstanding Common Stock, the Series B Minimum Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series B Original Issue Date combine the outstanding shares of Common Stock, the Series B Minimum Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (f) ADJUSTMENT FOR DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series B Minimum Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series B Minimum Conversion Price then in effect by a fraction:

                           (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series B Minimum Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series B Minimum Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

                  (g) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the surviving corporation and which does not result in any reclassification of the outstanding shares of Common Stock) or the sale of all or substantially all of the assets of the Corporation to another corporation, entity or person, each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or assets to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series B Preferred Stock would have been entitled upon such consolidation, merger or sale (assuming for this purpose the conversion of the Series B
Preferred Stock into Common Stock pursuant to Subsection 4(b) at the then effective Series B Conversion Price).

                  (h) CERTIFICATE AS TO ADJUSTMENTS. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (i) such adjustments and readjustments, (ii) the Series B Minimum Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series B Preferred Stock.

         5.       MANDATORY CONVERSION.

                  (a) The Corporation may, at its option, require all, but not less than all, holders of shares of Series B Preferred Stock then outstanding to convert their shares of Series B Preferred Stock into shares of Common Stock, at the then effective Series B Conversion Price and otherwise in accordance with the terms of Section 4, if the Market Value of the Common Stock has been equal to or greater than the Series B Minimum Conversion Price for at least 20 of the 30 Trading Days prior to notice of such required conversion by the Corporation.

                  (b) All holders of record of shares of Series B Preferred Stock will be given at least 10 days' prior written notice of the date fixed and the place designated for mandatory conversion of shares of Series B Preferred Stock pursuant to this Section 5. Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series B Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series B Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). On or before the date fixed for conversion, each holder of shares of Series B Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the date fixed for conversion, all rights with respect to the Series B Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive (i) certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted, (ii) payments of any accrued but unpaid dividends in accordance with Subsection 4(d)(iv) and (iii) payments in lieu of any fractional shares pursuant to Subsection 4(c). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the date of such mandatory conversion and the surrender of the certificate or certificates for Series B Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

                  (c) All certificates evidencing shares of Series B Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and cancelled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

         6.       MANDATORY REDEMPTION.

                  (a) The Corporation will, subject to the conditions set forth in Subsection 6(b) below, on the date ten years after the Series B Original Issue Date (the "Series B Redemption Date"), redeem from each holder of shares of Series B Preferred Stock, at a price per share equal to the Series B Preference, plus an amount equal to all accrued but unpaid dividends thereon (the "Series B Redemption Price"), all of the shares of Series B Preferred Stock held by such holder on the Series B Redemption Date.

                  (b) If the funds of the Corporation legally available for redemption of Series B Preferred Stock on the Series B Redemption Date are insufficient to redeem all of the shares of Series B Preferred Stock then outstanding, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series B Preferred Stock ratably on the basis of the number of shares of Series B Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series B Preferred Stock. At any time thereafter when additional funds of the Corporation become legally available for the redemp-tion of Series B Preferred Stock, such funds will be used, after the end of the next succeeding fiscal quarter (also referred to as a "Series B Redemption Date"), to redeem the balance of the shares, ratably on the basis set forth in the preceding sentence.

                  (c) The Corporation shall provide notice of any redemption of Series B Preferred Stock pursuant to this Section 6 specifying the time and place of redemption and the Series B Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. If less than all Series B Preferred Stock owned by such holder is then to be redeemed, the notice will also specify the number of shares which are to be redeemed. Upon mailing any such notice of redemption, the Corporation will become obligated to redeem at the time of redemption specified therein all Series B Preferred Stock specified therein (other than such shares of Series B Preferred Stock as are duly converted pursuant to Section 4 or Section 5 prior to the close of business on the fifth Trading Day preceding the Series B Redemption Date). In case less than all Series B Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this Section 6, a new certificate will be issued representing the unredeemed Series B Preferred Stock to the holder thereof.

                  (d) No share of Series B Preferred Stock is entitled to any dividends declared after its Series B Redemption Date, and on such Series B Redemption Date all rights of the holder of such share as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Series B Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share, and such share will not from and after such Series B Redemption Date be deemed to be outstanding.

                  (e) Any Series B  Preferred  Stock  redeemed  pursuant to this
Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by its Chief Executive Officer and attested by its Assistant Secretary, and its corporate seal to be affixed this 27th day of October, 1987.

                                                     IOMEGA CORPORATION

                                                     By: /s/ Michael J. Kucha

                                                     ---------------------------
                                                     Michael J. Kucha
                                                     Chief Executive Officer

Attest:

/s/ Gwenn Newbold

-----------------------------
Gwenn Newbold
Assistant Secretary

[Corporate Seal]

                           CERTIFICATE OF DESIGNATIONS

                                       of

                  SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                               IOMEGA CORPORATION

                         ------------------------------

         Iomega Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), pursuant to the authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation at a meeting duly called and held on July 28, 1989:

         RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, there is hereby created a series of preferred stock, $.01 par value (the "Preferred Stock"), of the Corporation to be designated as "Series C Junior Participating Preferred Stock"; and, subject to the limitations provided by law and by the Restated Certificate of Incorporation, the powers, preferences and relative, participating, optional or other rights of, and the qualifications, limitations or restrictions upon, the Series C Junior Participating Preferred Stock shall be as follows:

SERIES C JUNIOR PARTICIPATING PREFERRED STOCK:

         1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series C Junior Participating Preferred Stock" (the "Series C Preferred Stock") and the number of shares constituting the Series C Preferred Stock shall be 250,000. Such number of shares shall be increased or decreased by resolution of the Board of Directors of the Corporation (hereinafter, the "Board of Directors" or the "Board"); PROVIDED, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series C Preferred Stock.

         2.  DIVIDENDS AND DISTRIBUTIONS.

                  (a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock, in preference to the holders of Common Stock, par value $.03 1/3 per share (the "Common Stock"), of the Corporation, and of any other security ranking junior to the Series C Preferred Stock as to the payment of dividends, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (b) The Corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) and the Corporation shall pay such dividend or distribution on the Series C Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series C Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3. VOTING RIGHTS. The holders of shares of Series C Preferred Stock shall have the following voting rights:

                  (a) Subject to the provision for adjustment hereinafter set forth, each share of Series C Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (b) Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                  (c) (i) If any time dividends on any Series C Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series C Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board of Directors in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of Directors of this Corporation shall, as soon as may be practicable, call a special meeting of holders of Series C Preferred Stock for the purpose of electing such members of the Board of Directors. Said special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

                           (ii)  During any period  when the holders of Series C

Preferred Stock, voting as a

separate series, shall be entitled and shall have exercised their right to elect two Directors, then and during such time as such right continues (A) the then authorized number of Directors shall be increased by two, and the holders of Series C Preferred Stock, voting as a separate series, shall be entitled to elect the additional Director so provided for, and (B) each such additional Director shall not be a member of any existing class of the Board of Directors, but shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this paragraph (c).

                           (iii) A Director elected pursuant to the terms hereof

may be removed with or without

cause by the holders of Series C Preferred Stock entitled to vote in an election of such Director.

     (iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series C Preferred Stock shall be entitled to elect two

Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall cause a special meeting of the holders of Series C Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

     (v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series C Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this paragraph (c), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series C Preferred Stock to vote as provided in this paragraph (c) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series C Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

                  (d) Except as set forth herein, or as otherwise provided by law, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         4.  CERTAIN RESTRICTIONS.

                  (a) Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Preferred Stock; or

                           (iv)  redeem or  purchase  or  otherwise  acquire for

consideration any shares of Series C

Preferred  Stock,  or any shares of stock  ranking on a parity with the Series C
Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         5. REACQUIRED SHARES. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         6.  LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred

Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except distributions made ratably on the Series C Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

                  (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other corporation nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

                  (c) In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of paragraph (a) of this Section 6 shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         7. CONSOLIDATION, MERGER, ETC. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         8. NO REDEMPTION. The shares of Series C Preferred Stock shall not be redeemable.

         9. RANK. The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series C Preferred Stock, unless the terms of any such series shall provide otherwise.

         10. AMENDMENT. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the then outstanding shares of Series C Preferred Stock, voting as a single class.

         11. FRACTIONAL SHARES. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series C Preferred Stock.

         IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its President and Chief Executive Officer and attested by its Secretary this 7th day of August, 1989.

                                                     IOMEGA CORPORATION

                                                     By:    /s/ Fred Wenninger

                                                     ---------------------------
                                                     Name:  Fred Wenninger
                                                     Title: President and Chief
                                                     Executive Officer

Attest:
/s/ Paul D. Slack

-------------------------
    Paul D. Slack
    Title: Secretary

                            CERTIFICATE OF AMENDMENT

                                       TO

                      RESTATED CERTIFICATE OF INCORPORATION

                                       0F

                               IOMEGA CORPORATION

         IOMEGA CORPORATION (the "Corporation"), a corporation originally incorporated under the General Corporation law of the State of Delaware, under the name "Databyte Corporation," on April 2, 1980, does hereby certify as follows:

         1. The Restated Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on July 18, 1983, as amended to date, is hereby further amended by the addition of a new Article TENTH and Article ELEVENTH, which shall read in their entirety as follows:

     TENTH: This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

                  SECTION 1. NUMBER OF DIRECTORS. The number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time pursuant to a resolution adopted by the Board of Directors.

                  SECTION 2. CLASSES OF DIRECTORS. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III, and if such fraction is two-thirds, one of the extra directors shall be a member of Class III and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

     SECTION 3. ELECTION OF DIRECTORS. Elections of directors need not be by written ballot except as and to the extent provided in the By-laws of the Corporation.

                  SECTION 4. TERMS OF OFFICE. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; PROVIDED that each initial director in Class I shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's 1990 fiscal year; and each initial director in Class II shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's 1991 fiscal year; and PROVIDED FURTHER, that the term of each director shall be subject to the election and qualification of his/her successor and to his/her earlier death, resignation or removal.

                  SECTION 5. ALLOCATION OF DIRECTORS AMONG CLASSES IN THE EVENT OF INCREASES OR DECREASES IN THE NUMBER OF DIRECTORS. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he/she is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

                  SECTION 6. QUORUM; ACTION AT MEETING. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 1 above constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of those present may adjourn the meeting from time to time. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the

         Board of Directors unless a greater number is required by law, by the By-laws of the Corporation or by this Certificate of Incorporation.

                  SECTION 7. REMOVAL. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided that, if and for so long as the Board of Directors is classified pursuant to Section 141(d) of the Delaware General Corporation Law, stockholders may effect such removal only for cause, unless this Certificate of Incorporation otherwise provides.

                  SECTION 8. VACANCIES. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to filled a vacancy shall be elected to hold office until the next election of the class for which such director shall have chosen, subject to the election and qualification of his/her successor and to his/her earlier death, resignation or removal.

                  SECTION 9. AMENDMENTS. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the votes which all of the stockholders would be entitled to cast at an annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article Tenth.

                  ELEVENTH: Any action which is required to be taken or which may be taken at any annual or specified meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of all of the outstanding shares of stock that would be entitled to vote thereon at a meeting of stockholders. Notwithstanding any other provisions of law, this Certificates of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the votes which all of the stockholders would be entitled to cast at an annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article Eleventh.

2. The foregoing amendments to the Corporation's Restated Certificate of Incorporation were duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged as set forth below on this 24th day of April, 1990.

                                            IOMEGA CORPORATION

                                            By: /s/   Fred Wenninger

                                            --------------------------------
                                            Fred Wenninger
                                            President and Chief Executive
                                            Officer

Attest: /s/  Paul D. Slack

        --------------------------------
        Paul D. Slack
        Senior Vice President
        Administration and Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               IOMEGA CORPORATION

                         Pursuant to Section 242 of the
                           General Corporation Law of

                              the State of Delaware

                         ------------------------------

         IOMEGA CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The Restated Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on July 18, 1983, as amended to date, is hereby further amended by (i) deleting Article TENTH in its entirety and (ii) renumbering Article ELEVENTH as Article TENTH.

2. The foregoing amendment to the Corporation's Restated Certificate of Incorporation was duly adopted by the Board of Directors and the Stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Secretary on this 20th day of April, 1993.

                                            IOMEGA CORPORATION

                                            By:    /s/   Fred Wenninger

                                            --------------------------------
                                            Fred Wenninger

                                            President and CEO

Attest:   /s/  Paul D. Slack

       --------------------------------
       Paul D. Slack
       Senior Vice President
       Administration and Secretary

[Corporate Seal]

                               IOMEGA CORPORATION

                             CERTIFICATE OF DECREASE
                     OF NUMBER OF SHARES OF PREFERRED STOCK

                                  DESIGNATED AS
                      SERIES A CONVERTIBLE PREFERRED STOCK

                    AND SERIES B CONVERTIBLE PREFERRED STOCK

         Iomega Corporation, a Delaware corporation (the "Corporation"), pursuant to authority conferred upon the Board of Directors of the Corporation by the Corporation's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and in accordance with the provisions of
Section 151(g) of the General Corporation Law of the State of Delaware (the "Delaware Law"), certifies that the Board of Directors of the Corporation, by unanimous written consent in accordance with Section 141(f) of the Delaware Law, duly adopted the following resolutions:

     "RESOLVED: That no shares of the Corporation's Series A Convertible Preferred Stock (the "Series A Preferred Stock") are outstanding and no shares of Series A Preferred Stock will be issued subject to the Certificate of Designation previously filed with respect to such series (the "Series A Certificate of Designation"); and that the proper officers of the Corporation be and hereby are authorized and directed in the name and on behalf of the Corporation to execute and file a certificate with the Secretary of State of the State of Delaware pursuant to Section 151(g) of the Delaware Law setting forth the text of this resolution, upon the filing and effectiveness of which all matters set forth in the Series A Certificate of Designation shall be deemed to have been eliminated from the Certificate of Incorporation and the 1,200,000 shares of Preferred Stock previously designated as Series A Preferred

                           Stock shall resume their status as undesignated shares of Preferred Stock available for future issuance in accordance with the Certificate of Incorporation.

     RESOLVED: That no shares of the Corporation's Series B Convertible Preferred Stock (the "Series B Preferred Stock") are outstanding and no shares of Series B Preferred Stock will be issued subject to the Certificate of Designation previously filed with respect to such series (the "Series B Certificate of Designation"); and that the proper officers of the Corporation be and hereby are authorized and directed in the name and on behalf of the Corporation to execute and file a certificate with the Secretary of State of the State of Delaware pursuant to Section 151(g) of the Delaware Law setting forth the text of this resolution, upon the filing and effectiveness of which all matters are set forth in the Series B Certificate of Designation shall be deemed to have been eliminated from the Certificate of Incorporation and the 250,000 shares of Preferred Stock previously designated as Series B Preferred Stock shall resume their status as undesignated shares of Preferred Stock available for future issuance in accordance with the Certificate of Incorporation."

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate to be signed by its President this 14th day of December, 1995.

                                                     IOMEGA CORPORATION

                                                     By: /s/ Kim B. Edwards

                                                     ---------------------------
                                                     President

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               IOMEGA CORPORATION

                         PURSUANT TO SECTION 242 OF THE
                          GENERAL CORPORATION OF LAW OF

                              THE STATE OF DELAWARE

         IOMEGA CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The Restated Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on July 18, 1983, as amended to date, is hereby further amended by deleting the first paragraph of Article FOURTH in its entirety and replacing it with the following paragraph:

                  "FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 155,000,000 consisting of 150,000,000 shares of Common Stock, $.03 1/3 par value per share, and 5,000,000 shares of Preferred Stock, $.01 par value per share."

         2. The foregoing amendment to the Corporation's Restated Certificate of Incorporation was duly adopted by the Board of Directors and the Stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President on this 26th day of January, 1996.

                                            IOMEGA CORPORATION

                                            By: /s/ Kim B. Edwards

                                            -------------------------------
                                            Kim B. Edwards

                                            President and CEO

                                             CERTIFICATE OF AMENDMENT

                                                        OF

                                       RESTATED CERTIFICATE OF INCORPORATION

                                                        OF

                                                IOMEGA CORPORATION

                                              Pursuant to Section 242
                                         of the General Corporation Law of

                                                  THE STATE OF DELAWARE

         Iomega Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         1. The Corporation's Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on July 18, 1993, as amended to date, is hereby further amended as follows by deleting the first paragraph of Article FOURTH in its entirety and replacing it with the following paragraph:

                  "FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 405,000,000, consisting of 400,000,000 shares of Common Stock, $.03 1/3 par value per share, and 5,000,000 shares of Preferred Stock, $.01 par value per share."

         2. The foregoing amendment to the Corporation's Restated Certificate of Incorporation was duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 22nd day of April, 1997.

                                                     IOMEGA CORPORATION

                                                   BY:      /S/ KIM B. EDWARDS
                                                              Kim B. Edwards

                      President and Chief Executive Officer

                                             CERTIFICATE OF AMENDMENT

                                                        OF

                                       RESTATED CERTIFICATE OF INCORPORATION

                                                        OF

                                                IOMEGA CORPORATION

                                              Pursuant to Section 242
                                         of the General Corporation Law of

                                                  THE STATE OF DELAWARE

         Iomega Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         1. The Corporation's Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on July 18, 1983, as amended to date, is hereby further amended by inserting the following new Article ELEVENTH:

     "ELEVENTH: This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

     SECTION 1. NUMBER OF DIRECTORS. The number of directors shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time pursuant to a resolution adopted by the Board of Directors or as provided in the By-laws of the Corporation.

     SECTION 2. CLASSES OF DIRECTORS. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

     SECTION 3. ELECTION OF DIRECTORS. Elections of directors need not be by written ballot except as and to the extent provided in the By-laws of the Corporation.

     SECTION 4. TERMS OF OFFICE. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; PROVIDED, that each initial director in Class I shall serve for a term expiring at the Corporation's annual meeting held in 1998; each initial director in Class II shall serve for a term expiring at the Corporation's annual meeting held in 1999; and each initial director in Class III shall serve for a term expiring at the Corporation's annual meeting held in 2000; PROVIDED, FURTHER, that the term of each director shall continue until the election and qualification of his successor and shall be subject to his earlier death, resignation or removal.

     SECTION 5. ALLOCATION OF DIRECTORS AMONG CLASSES IN THE EVENT OF INCREASES OR DECREASES IN THE NUMBER OF DIRECTORS. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section 2 above. To the extent possible, consistent with the provisions of
Section 2 above, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

     SECTION 6. QUORUM; ACTION AT MEETING. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to

     Section 1 above constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the By-laws of the Corporation or by this Certificate of Incorporation.

     SECTION 7. REMOVAL. Directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote.

     SECTION 8. VACANCIES. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

     SECTION 9. AMENDMENTS TO ARTICLE. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH."

         2. The foregoing amendment to the Corporation's Restated Certificate of Incorporation was duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned this 6th day of June, 1997.

                                                     IOMEGA CORPORATION

                                                    BY:   /S/ ROBERT J. SIMMONS

                                                       Name:  Robert J. Simmons
                                                        Title:    Treasurer

                                            CERTIFICATE OF DESIGNATIONS

                                                        OF

                                   SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                                        OF

                                                IOMEGA CORPORATION

                                          ------------------------------

         Iomega Corporation, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the corporation at a meeting duly called and held on July 29, 1999:

         RESOLVED: That pursuant to the authority granted to and vested in the Board of Directors of the Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, as amended, the Board of Directors hereby creates a series of Preferred Stock, $.01 par value per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

         SERIES A JUNIOR PARTICIPATING PREFERRED STOCK:

         SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be four hundred thousand (400,000). Such number of shares may be increased or DECREASED BY RESOLUTION OF THE BOARD OF DIRECTORS PRIOR TO ISSUANCE; PROVIDED, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

         SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

         (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.03 1/3 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the first sentence of this Section 2(A) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

         (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) and the Corporation shall pay such dividend or distribution on the Series A Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

         SECTION 3. VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall have the following voting rights:

         (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

         (B) Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board of Directors in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of Directors of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Preferred Stock for the purpose of electing such members of the Board of Directors. Such special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

                  (ii) During any period when the holders of Series A Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall not be a member of any existing class of the Board of Directors, but shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C).

                  (iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Preferred Stock entitled to vote in an election of such Director.

                  (iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series A Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall call a special meeting of the holders of Series A Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

                  (v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(C), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series A Preferred Stock to vote as provided in this Section 3(C) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series A Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

         (D) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         SECTION 4. CERTAIN RESTRICTIONS.

         (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (ii)   declare   or  pay   dividends,   or  make   any   other
distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         SECTION 5. REACQUIRED SHARES. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

         (A) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         (B) Neither the consolidation, merger or other business combination of the Corporation with or into any other corporation nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

         (C) In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

         SECTION 7. CONSOLIDATION, MERGER, ETC. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

         SECTION 8. NO REDEMPTION. The shares of Series A Preferred Stock shall not be redeemable.

         SECTION 9. RANK. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise.

         SECTION 10. AMENDMENT. At such time as any shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation, as amended, of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

         SECTION 11. FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock.

         IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chief Executive Officer this 29th day of July, 1999.

                                                     IOMEGA CORPORATION

                                                     BY:     /S/ JODIE K. GLORE

                                                     NAME:  JODIE K. GLORE

                                                     TITLE:    PRESIDENT AND CEO

                               IOMEGA CORPORATION

                           CERTIFICATE OF ELIMINATION
                          OF SHARES OF PREFERRED STOCK

                                  DESIGNATED AS
                  SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

         Iomega Corporation, a Delaware corporation (the "Corporation"), pursuant to authority conferred upon the Board of Directors of the Corporation by the Corporation's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and in accordance with the provisions of
Section 151(g) of the General Corporation Law of the State of Delaware (the "Delaware Law"), certifies that the Board of Directors of the Corporation duly adopted the following resolution:

     "RESOLVED: That no shares of the Corporation's Series C Junior Participating Preferred Stock (the "Series --------- C Preferred Stock") are outstanding and no shares of Series C Preferred Stock will be issued subject to the Certificate of Designation previously filed with respect to such series (the "Series C Certificate of Designation"); and that the proper officers of the Corporation be and hereby are authorized and directed in the name and on behalf of the Corporation to execute and file a certificate with the Secretary of State of the State of Delaware pursuant to Section 151(g) of the Delaware Law setting forth the text of this resolution, upon the filing and effectiveness of which all matters set forth in the Series C Certificate of Designation shall be deemed to have been eliminated from the Certificate of Incorporation and the 250,000 shares of Preferred Stock previously designated as Series C Preferred Stock shall resume their status as undesignated shares of Preferred Stock available for future issuance in accordance with the Certificate of Incorporation."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President this 31st day of May, 2000.

                                                              IOMEGA CORPORATION

                                    BY:   /S/BRUCE R. ALBERTSON
                                    NAME:  BRUCE R. ALBERTSON
                                    TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER